SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 20, 2005
                                                  --------------


                          Zynex Medical Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Nevada                    33-26787-D                  87-0403828
      ------------------         --------------        ---------------------
     (State or other             (Commission            (I.R.S. Employer
      jurisdiction               File Number)          Identification No.)
     of incorporation)


      8100 South Park Way, Suite A-9, Littleton, CO              80120
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        (Address of principal executive offices)               (Zip Code)


                  Registrant's telephone number: (303) 703-4906
                                                 --------------


                                 Total pages: 4
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                               Exhibit index at: 3
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


Section 2 -Financial Information

Item 2.02 Results of Operation and Financial Condition.

     On April 25, 2005, Zynex Medical Holdings, Inc. ("Zynex") announced in a press release its expectations of results for the first quarter 2005. The press release is attached as an Exhibit to this Form 8-K.

Section 5 - Corporate Governance and Management

Item 5.02 - Appointment of Principal Officers.
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     On April 20, 2005, Zynex announced the election of Peter J. Leveton as
Chief Financial Officer of Zynex. A press release concerning this matter is attached as an exhibit to this Form 8-K. Mr. Leveton was elected to this position on April 18, 2005. After a transition period during the second quarter of 2005, Mr. Leveton will become Zynex' principal financial officer. Prior to joining Zynex, Mr. Leveton served as the Vice President Sales & Marketing of Integrated Financial Systems, Inc., a Denver healthcare financial services firm since 2002. From May 1999 until January 2002, Mr. Leveton was the President and Chief Executive Officer of Surgical Acuity, Inc, an international manufacturer of dental and medical devices, which was acquired in 2002 by Sybron Dental Specialties, Inc., an NYSE listed company. Mr. Leveton was employed by Sybron in a mergers and acquisition/business development capacity through September 2002.


Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.
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     The following exhibit is filed with this Report:

         Exhibit No.       Document
         -----------       ---------------------------------------------
             99.1          Press Release of Zynex Medical Holdings, Inc.
                           dated April 20, 2005.

             99.2          Press Release of Zynex Medical Holdings, Inc.
                           dated April 25, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on as its behalf by the undersigned hereunto duly authorized.



                                                    Zynex Medical Holdings, Inc.
                                                    (Registrant)



Date:  May 13, 2005                   By:  /s/ Thomas Sandgaard
                                           -------------------------------------
                                           Thomas Sandgaard
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


         Exhibit No.       Document
         -----------       ---------------------------------------------
             99.1          Press Release of Zynex Medical Holdings, Inc.
                           dated April 20, 2005.

             99.2          Press Release of Zynex Medical Holdings, Inc.
                           dated April 25, 2005.